                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                         Washington, DC 20549

                                                               FORM 8-K

                                                        CURRENT REPORT Pursuant
                                                     to Section 13 or 15(d) of the
                                                    Securities Exchange Act of 1934

                                  Date of report (Date of earliest event reported): October 20, 2004

                                                          ACXIOM CORPORATION
                                        (Exact Name of Registrant as Specified in Its Charter)

                                                               DELAWARE
                                            (State or Other Jurisdiction of Incorporation)

                          0-13163                                                            71-0581897
                 (Commission File Number)                                        (IRS Employer Identification No.)

1 Information Way, P.O. Box 8180, Little Rock, Arkansas                                        72203-8180
         (Address of Principal Executive Offices)                                             (Zip Code)

                                                             501-342-1000
                                         (Registrant's Telephone Number, Including Area Code)

                                                            Not Applicable
                                     (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K filing is  intended  to  simultaneously  satisfy  the filing  obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition

         On October 20, 2004, Acxiom Corporation (the "Company") issued a press release announcing the results of its financial performance for the second quarter of fiscal year 2005.  The Company will hold a conference call at 4:30 p.m. CDT today to discuss this information further.  Interested parties are invited to listen to the call, which will be broadcast via the Internet at
www.acxiom.com.  The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

         The Company's press release, including the Financial Road Map, and other communications from time to time include certain non-GAAP financial measures.  A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements.

         The attached press release utilizes a measure of free cash flow.  Free cash flow is defined as operating cash flow less cash used by investing activities excluding the impact of investments in joint ventures and other business alliances and cash paid and/or received in acquisitions and dispositions.  The Company's management believes that while free cash flow does not represent the amount of money available for the Company's discretionary spending since certain obligations of the Company must be funded out of free cash flow, it nevertheless provides a useful measure of liquidity for assessing the amount of cash available for general corporate and strategic purposes after funding operating activities and capital expenditures, capitalized software expenses, and deferred costs.

         In addition, return on invested capital, also included in the attached press release, is a non-GAAP financial measure.
Management defines "return on invested capital" as income from operations adjusted for the implied interest expense included in operating leases divided by the trailing four quarters' average invested capital.  The implied interest adjustment for operating leases is calculated by multiplying the average quarterly balances of the present value of operating leases [(beginning balance +
ending balance)/2] times an 8% implied interest rate on the leases.  Average invested capital is defined as the trailing 4 quarter average of the ending quarterly balances for total assets less cash, less non-interest bearing liabilities, plus the present value of operating leases.  Management believes that return on invested capital is useful because it provides investors with additional useful information for evaluating the efficiency of the Company's capital deployed in its operations.  Return on invested capital does not consider whether the business is financed with debt or equity, but rather calculates a return on all capital invested in the business.  Return on invested capital includes the present value of future payments on operating leases as a component of the denominator of the calculation, and adjusts the numerator of the calculation for the implied interest expense on those operating leases, in order to recognize the fact that the Company finances portions of its operations with leases instead of using either debt or equity.

         The non-GAAP financial measures used by the Company in the attached press release may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as a substitute for measures of performance or liquidity prepared in accordance with GAAP.

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Item 5.02         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        In its October 20, 2004 earnings release, the Company announced that a new "Office of the Company Leader" was being established effective as of January 1, 2005, and that two new positions were being created within that office, namely, Chief
Finance & Administration Leader and Chief Operations Leader.  Rodger S. Kline, currently serving as Company Operations Leader, will be appointed as Chief Finance & Administration Leader and will serve as the Company's principal financial and accounting officer.  L. Lee Hodges, currently the Company's Outsourcing & IT Services Leader, will be appointed as Chief Operations Leader.
The "Office of the Company Leader" will be headed by Charles Morgan, Chairman and CEO, and will include Mr. Kline and Mr. Hodges.
All of the Company's organizations and functions will report to Messrs. Morgan, Kline or Hodges.

         James T. Womble, currently Client Services Organization Leader of the Company's financial services, government and health client services, will be appointed as Global Business Development Leader, a new position which will be focused on the continued
expansion of the Company's global business opportunities.  Jefferson D. Stalnaker, currently serving as Company Financial
Operations Leader, will be appointed as Client Services Organization Leader of the Company's financial services, government and health client services.

         Mr. Kline, age 61, joined the Company in 1973 and has served as a director of the Company since 1975.  He has held various senior-level positions during his tenure, including Executive Vice President, Chief Information Officer, Treasurer, Chief Operating
Officer (Company Operations Leader), and has served in prior years as the Company's principal financial officer.  Mr. Kline holds a degree in electrical engineering from the University of Arkansas at Fayetteville, where he has served since 1990 as Chairman of the
College of Engineering Advisory Board.  Prior to joining Acxiom, Mr. Kline spent seven years with IBM Corporation and two years as an officer in the U.S. Army.

         Mr. Hodges, age 58, joined the Company in 1998 as its Outsourcing & IT Services Leader.  Prior to joining Acxiom, he was employed for six years with Tascor, the outsourcing subsidiary of Norrell Corporation, most recently serving as a Senior Vice
President.  Prior to that time, Mr. Hodges served in a number of engineering, sales, marketing and executive positions with IBM
Corporation for 24 years.  Mr. Hodges holds a bachelor's degree in industrial engineering from Pennsylvania State University.

         Mr. Womble, age 61, joined Acxiom in 1974 and has served as a director of the Company since 1975.  He has been a senior officer of the Company throughout his tenure, serving as Executive Vice President, then as a Division Leader, and, most currently, as one of the Company's two Client Services Organization Leaders.  In his current position, he oversees the management of relationships with clients in major industries including credit card, retail banking and health, as well as governmental entities.
Mr. Womble's success in obtaining new business for the Company has been instrumental in the Company's growth over the past thirty years.  Prior to joining Acxiom, Mr. Womble was employed by IBM Corporation as a systems engineer and marketing representative.
He holds a degree in civil engineering from the University of Arkansas, where he graduated magna cum laude.

         Mr. Stalnaker, age 38, joined the Company in 1995 and during his tenure has served in a number of roles in the financial organization.  He most recently served as Company Financial Operations Leader.  He previously served for four years as the financial leader of the Company's largest operating organization (financial services) while also serving in a business development role for several key clients.  Before joining the Company, Mr. Stalnaker was employed by the Arkansas Public Service Commission as a senior financial analyst.  Prior to that, Mr. Stalnaker worked for several years as a Certified Public Accountant for a regional public accounting firm located in Little Rock, Arkansas.  Mr. Stalnaker holds a degree in business administration with a major in accounting from the University of Central Arkansas.

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Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

The following exhibits are furnished herewith:

  Exhibit
  Number                                                 Description
------------ -------------------------------------------------------------------------------------------------------

   99.1       Press Release of the Company dated October 20, 2004.

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                                                               SIGNATURE

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 20, 2004

                                                     ACXIOM CORPORATION

                                                     By:/s/ Jerry C. Jones
                                                     Name:    Jerry C. Jones
                                                     Title:   Business Development/Legal Leader

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                                                             EXHIBIT INDEX

  Exhibit
  Number                                                   Description
--------------------------------------------------------------------------------------------------------------------

   99.1    Press Release of the Company dated October 20, 2004

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